UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): July 31st 2007

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CORRIDOR COMMUNICATIONS CORP.

(Exact name of registrant as specified in charter)

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Delaware	000-29645	94-3402831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 LINCOLN RD, STE 12F, MIAMI BEACH, FL 33139

(Address of Principal Executive Offices) (Zip Code)

9333 EAST MAIN STREET, SUITE 122, MESA, ARIZONA 85207

(Former Address of principal executive offices) (Zip Code)

(305) 672-6344

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Disclosure of Corporate Status

The registrant hereby notifies that in March 2006. The State of Delaware declared the corporation VOID due to failure to account for assessed taxes and make the necessary state filings. The registrant is taking steps to correct the situation, and expects to file the applicable documents and settle the assessed tax claims shortly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31st, 2007

CORRIDOR COMMUNICATIONS CORP.

By:	/s/ MICHAEL ZWEBNER
Michael Zwebner,
Chairman // CEO

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